UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 29, 2021

TPG PACE BENEFICIAL FINANCE CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39596	98-1499840
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 Commerce St., Suite 3300 Fort Worth, Texas	76102
(address of principal executive offices)	(zip code)

(212) 405-8458

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-fifth of one redeemable warrant	TPGY.U	The New York Stock Exchange
Class A ordinary shares, par value $0.0001 per share	TPGY	The New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	TPGY WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

As previously announced, on December 10, 2020, TPG Pace Beneficial Finance Corp., an exempted company incorporated in the Cayman Islands with limited liability under company number 353463 (“TPGY”), Edison Holdco B.V., a Dutch private limited liability company (besloten vennootschap met beperkte aansprakelijkheid) and wholly owned subsidiary of TPGY (“Dutch Holdco”), New TPG Pace Beneficial Finance Corp., an exempted company incorporated in the Cayman Islands with limited liability under company number 368739 and wholly owned subsidiary of Dutch Holdco (“New SPAC”), ENGIE New Business S.A.S., a société par actions simplifiée organized and existing under the laws of France (“Engie Seller”), and EV Charged B.V., a Dutch private limited liability company (besloten vennootschap met beperkte aansprakelijkheid) (“EVBox Group”), entered into a Business Combination Agreement (as amended, the “BCA” and the transactions contemplated thereby, the “Business Combination”), pursuant to which, among other things and subject to the terms and conditions contained therein, TPGY would merge with and into New SPAC, with New SPAC surviving as a wholly owned subsidiary of Dutch Holdco, and immediately thereafter, Engie Seller would, directly or indirectly, sell, transfer, assign, convey or contribute to Dutch Holdco all of the issued and outstanding equity interests in EVBox Group.

Item 1.02 Termination of a Material Definitive Agreement

On December 29, 2021, TPGY, Dutch Holdco, New SPAC, Engie Seller and EVBox Group entered into a Termination of the Business Combination Agreement (the “Termination Agreement”) pursuant to which the parties mutually agreed to terminate the BCA effective as of such date, after taking several factors into consideration. Pursuant to Section 2 of the Termination Agreement, the parties have agreed that as a reimbursement of certain expenses incurred by TPGY in connection with the BCA and the proposed Business Combination as originally contemplated in the BCA, Engie Seller shall make or cause to be made to TPGY a cash payment equal to EUR 15,000,000.

As a result of the termination of the BCA, the BCA is of no further force and effect, and certain transaction agreements entered into in connection with the BCA, including, but not limited to, the Shareholders Agreement, dated as of December 10, 2020 and to be effective as of the closing of the Business Combination, by and among Dutch Holdco, TPG Pace Beneficial Finance Sponsor, Series LLC, a Delaware limited liability company, and Engie Seller, will either be terminated or no longer be effective, as applicable, in accordance with their respective terms.

TPGY intends to continue to pursue the consummation of a business combination with an appropriate target. With the BCA terminated, TPGY, Engie Seller and EVBox Group may (but are not required to) continue to discuss a potential business combination transaction involving TPGY and EVBox Group.

The foregoing descriptions of the BCA and the Termination Agreement do not purport to be complete and are qualified in their entirety by the terms and conditions of the BCA, which was previously filed as Exhibits 2.1 through 2.4 to the Current Report on Form 8-K with the U.S. Securities and Exchange Commission (the “SEC”) by TPGY on August 6, 2021, and the Termination Agreement, which is attached hereto as Exhibit 10.1, each of which is incorporated by reference herein.

Item 8.01 Other Events

On December 29, 2021, TPGY issued a press release announcing the termination of the BCA. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits. The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Description of Exhibits

10.1*	Termination of the Business Combination Agreement, dated as of December 29, 2021, by and among TPG Pace Beneficial Finance Corp., Edison Holdco B.V., New TPG Pace Beneficial Finance Corp., ENGIE New Business S.A.S. and EV Charged B.V.

99.1	Press Release, dated December 29, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Certain confidential portions (indicated by brackets and asterisks) have been omitted from this exhibit.

Forward-Looking Statements

The information included herein and in any oral statements made in connection herewith include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of present or historical fact included herein, are forward looking statements. When used herein, including any oral statements made in connection herewith, the words “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Should one or more of the risks or uncertainties described herein and in any oral statements made in connection therewith occur, or should underlying assumptions prove incorrect, actual results and plans could differ materially from those expressed in any forward-looking statements. Additional information concerning these and other factors that may impact TPGY’s expectations and projections can be found in TPGY’s initial public offering prospectus, which was filed with the SEC on October 8, 2020. In addition, TPGY’s periodic reports and other SEC filings are available publicly on the SEC’s website at http://www.sec.gov.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TPG Pace Beneficial Finance Corp.

Date: December 29, 2021	By:	/s/ Eduardo Tamraz
	Name:	Eduardo Tamraz
	Title:	Secretary